                                                                    Exhibit 10.1
                     AASCHE TRANSPORTATION SERVICES, INC.
                    PRO FORMA CONSOLIDATED BALANCE SHEETS
                                 May 31, 1997
                                  (Unaudited)

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
                                                                                               As adjusted for
                                                                                               Private Placement
                                                                                Actual         ($1,890,000 net)
                                                                              -----------      ----------------
ASSETS
 Current assets:
  Trade receivables, net                                                      $ 6,201,822        $ 6,201,822
  Prepaid expenses and other current assets                                     2,488,581          2,488,581
                                                                              -----------        -----------

     Total current assets                                                       8,690,403          8,690,403

Property and equipment, at cost                                                36,538,961         36,538,961
  Less accumulated depreciation and amortization                              (13,127,229)       (13,127,229)
                                                                              -----------        -----------
     Net property and equipment                                                23,411,732         23,411,732
                                                                              -----------        -----------

Excess of cost over net assets acquired, net                                    7,504,756          7,504,756
Deferred income taxes                                                           3,022,000          3,022,000
Other assets                                                                      394,729            394,729
                                                                              -----------        -----------

           TOTAL ASSETS                                                       $43,023,620        $43,023,620
                                                                              ===========        ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
  Cash overdraft                                                              $   325,950        $         -
  Accounts payable                                                              1,173,050          1,173,050
  Accrued liabilities                                                           2,311,325          2,311,325
  Guaranteed obligation of Employee Stock Ownership Plan                          230,628            230,628
  Line of credit                                                                4,817,247          3,253,197
  Current maturities of long-term debt with unrelated parties                   3,289,842          3,289,842
  Current maturities of long-term debt with related party                         995,000            995,000
  Current maturities of capital lease obligations with unrelated parties        2,372,791          2,372,791
  Current maturities of capital lease obligations with related parties          1,325,508          1,325,508
                                                                              -----------        -----------

     Total current liabilities                                                 16,841,341         14,951,341

Long-term debt with unrelated parties, less current maturities                  4,805,607          4,805,607
Long-term debt with related party, less current maturities                      2,193,204          2,193,204
Capital lease obligations with unrelated parties, less current maturities       4,596,993          4,596,993
Deferred income taxes                                                           3,677,000          3,677,000
                                                                              -----------        -----------

           Total liabilities                                                   32,114,145         30,224,145

Stockholders' equity:
 Common stock                                                                         263                317
 Additional paid-in capital                                                    14,697,660         16,587,606
 Guarantee of Employee Stock Ownership Plan obligation                           (230,628)          (230,628)
 Accumulated deficit                                                           (3,557,820)        (3,557,820)
                                                                              -----------        -----------

           Total stockholders' equity                                          10,909,475         12,799,475
                                                                              -----------        -----------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $43,023,620        $43,023,620
                                                                              ===========        ===========
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